                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                February 27, 1998
                                -----------------
                Date of Report (Date of earliest event reported)



                       TRANSACTION NETWORK SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-23856               54-1555332
         --------                        -------               ----------
 (State or other jurisdiction          (Commission             (IRS Employer
 of incorporation or organization)      File No.)           Identification No.)



                1939 Roland Clarke Place, Reston, Virginia 20191
                ------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (703) 453-8300
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated March 9, 1998 in connection with the acquisition of certain assets and the assumption of certain liabilities of SunTech Processing Systems, LLC, hereby amends the following items, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Report of Independent Certified Public Accountants
         SunTech Processing Systems, LLC balance sheet as of December 31, 1997 SunTech Processing Systems, LLC statement of operations for the year ended December 31, 1997
         SunTech Processing Systems, LLC statement of changes in members' equity for the year ended December 31, 1997
         SunTech Processing Systems, LLC statement of cash flows for the year ended December 31, 1997
         SunTech Processing Systems, LLC notes to financial statements

(b)      Pro Forma Financial Information.

         Transaction Network Services, Inc. pro forma balance sheet as of December 31, 1997 (unaudited)
         Transaction Network Services, Inc. pro forma statement of operations for the year ended December 31, 1997 (unaudited)
         Explanatory notes to pro forma financial statements

(c)      Exhibits

         23.1 Consent of Independent Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT



To the Members
of SunTech Processing Systems, LLC

We have audited the accompanying balance sheet of SunTech Processing Systems, LLC (a Texas Limited Liability Company) as of December 31, 1997, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SunTech Processing Systems, LLC as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.
                                             /s/ _____________________

                                             CHESHIER & FULLER, L.L.P.

Dallas, Texas
April 24, 1998

                         SUNTECH PROCESSING SYSTEMS, LLC
                                  BALANCE SHEET
                                DECEMBER 31, 1997


                                     ASSETS


CURRENT ASSETS:
     Cash and cash equivalents                               $    323,104
     Cash segregated for benefit of customers                     470,933
     Accounts receivable, net of allowance for
         doubtful accounts of $40,471                             465,181
     Inventory                                                    160,053
     Other current assets                                          24,563
                                                           --------------

         Total current assets                                   1,443,834
                                                           --------------

PROPERTY AND EQUIPMENT, NET                                       977,235

COMPUTER SOFTWARE, NET                                            500,435

OTHER ASSETS                                                        4,224
                                                           --------------

         Total assets                                         $ 2,925,728
                                                           --------------
                                                           --------------

                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                        $    211,286
     Due to customers                                             405,950
     Accrued payroll due to related party                          53,865
     Accrued expenses                                             297,590
                                                           --------------

         Total current liabilities                                968,691
                                                           --------------

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY:
     Class A member                                             2,000,000
     Class B members                                              657,037
     Loan to member                                              (700,000)
                                                           --------------

         Total members' equity                                  1,957,037
                                                           --------------

         Total Liabilities and Members' Equity                $ 2,925,728
                                                           --------------
                                                           --------------


       The accompanying notes are an integral part of this balance sheet.

                         SUNTECH PROCESSING SYSTEMS, LLC
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997




Revenues (including $936,258 from a related party - Note 3)         $  4,668,763
Cost of processing services                                              981,957
                                                                  --------------

         Gross Profit                                                  3,686,806
                                                                  --------------

Other operating expenses:
     Engineering, research and development                               369,663
     Selling, general and administrative (including leased
      workforce costs of $1,992,733 to a related party - Note 3)       3,325,278
     Depreciation                                                        139,060
     Amortization of software                                            157,048
                                                                  --------------

         Total other operating expenses                                3,991,049
                                                                  --------------

Loss from operations                                                    (304,243)

Other income (expenses)
     Loss on sale of assets                                             (158,761)
     Other expenses                                                      (21,755)
     Interest income                                                      44,363
                                                                  --------------

         Total other income (expenses)                                  (136,153)
                                                                  --------------

         Net Loss                                                   $   (440,396)
                                                                  --------------
                                                                  --------------



    The accompanying notes are an integral part of this financial statement.

                         SUNTECH PROCESSING SYSTEMS, LLC
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                     Class A               Class B               Note
                                     Member                Members             Receivable              Total
                                    ----------            ----------           ----------           -----------
Balance,
     December 31, 1996              $       --            $       --           $      --            $       --

Transfer of net assets,
     January 1, 1997                                       1,097,433                                 1,097,433

Cash contributed,
     March 31, 1997                  2,000,000                                                       2,000,000

Loan to member,
     September 3, 1997                                                          (700,000)             (700,000)

Net loss                                    --              (440,396)              --                 (440,396)
                                    ----------            ----------           ----------           -----------

Balance,
     December 31, 1997              $ 2,000,000           $  657,037           $(700,000)           $1,957,037
                                    ----------            ----------           ----------           -----------
                                    ----------            ----------           ----------           -----------


    The accompanying notes are an integral part of this financial statement.

                         SUNTECH PROCESSING SYSTEMS, LLC
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                                     $   (440,396)
     Adjustments to reconcile net loss to net cash provided by operating activities:
              Depreciation and amortization                                                            296,108
              Bad debt expense                                                                          40,471
              Loss on disposal of assets                                                               158,761
     Changes in operating assets and liabilities:
         Accounts receivable                                                                          (276,287)
         Inventory                                                                                    (339,259)
         Other current assets                                                                          (31,836)
         Other assets                                                                                    1,460
         Accounts payable                                                                              191,110
         Accrued payroll due to related party                                                           53,865
         Accrued expenses                                                                              297,590
         Due to customers                                                                             (228,469)
                                                                                                --------------

Net cash used by operating activities                                                                 (276,882)
                                                                                                --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                                              (661,635)
     Computer software costs                                                                          (447,116)
     Issuance of note receivable to member                                                            (700,000)
                                                                                                --------------

Net cash used in investing activities                                                               (1,808,751)
                                                                                                --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Class A member contributions                                                      2,000,000
     Proceeds from Class B members' contributions                                                      879,670
                                                                                                --------------

Net cash provided by financing activities                                                            2,879,670
                                                                                                 -------------

Net increase in cash and cash equivalents                                                              794,037
Cash and cash equivalents, beginning of period                                                              --
                                                                                                --------------

Cash and cash equivalents, end of period                                                         $     794,037
                                                                                                --------------
                                                                                                --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

There was no cash paid for interest or income taxes during the year.

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Class B members contributed net assets of $217,763 in addition to cash.


    The accompanying notes are an integral part of this financial statement.

                         SUNTECH PROCESSING SYSTEMS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

1.       ORGANIZATION AND DESCRIPTION OF BUSINESS

         DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

         SunTech Processing Systems, L.L.C. (the "Company"), was organized as a Texas Limited Liability Company on June 19, 1996 under the original name of Sun Network Acquisitions, L.L.C. The Company was dormant until January 1, 1997 when the electronic funds transfer ("EFT") processing segment assets and liabilities of Sun Network Technologies, L.L.C. were transferred to Sun Network Acquisitions, L.L.C. On March 27, 1997 Sun Network Acquisitions, L.L.C. changed its name to SunTech Processing Systems, L.L.C. The Company is engaged in providing EFT processing services in the United States. It also sells, leases and licenses equipment and computer software that supports the automated teller machine ("ATM") services offered by banks and other EFT processors.

         ALLOCATIONS AND DISTRIBUTIONS

         According to the Second Memorandum of Understanding ("Memorandum") between the Company, Cash Delivery Systems, LLC ("CDS") (formerly Sun Network Technologies, L.L.C.) and their members, cumulative net losses are first allocated to the Class B member owning 80% of the Company as long as such member has an economic interest greater than the net cumulative losses. At such time that cumulative net losses are zero; then and thereafter, profit and losses will be allocated to members in accordance with the relative relationship of their capital contributions.

         Also, according to the Memorandum, no distributions will be made to Class B members until all Class A preferred interests in both the Company and CDS have been paid or redeemed in full. No monies were available for distribution at December 31, 1997.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         The Company considers highly liquid investments with original maturities of three months or less to cas equivalents.

                         SUNTECH PROCESSING SYSTEMS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         CONCENTRATIONS OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentrations of credit risk include cash, cash equivalents and accounts receivable. The Company maintains a significant portion of its cash and cash equivalents in two large financial institutions which management considers of high credit quality. Management believes concentration of credit risk with respect to accounts receivable is limited due to the high credit quality of the Company's primary customers, as well as the contractual right granted to the Company to access certain bank accounts owned by each customer to offset amounts owed by customer to Company. Trade accounts receivable from the Company's two largest customers aggregated $362,585 at December 31, 1997.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and due to customers approximate fair value because of the short-term nature of the items. The carrying value of the note receivable approximates fair value due to the floating interest rate associated with the note.

         INVENTORY

         Inventory consists primarily of finished modems held for lease or sale, and modem parts and supplies used to build modems used to deliver EFT services over dial-up ATMs. Inventory is recorded at the lower of cost, as determined on a first in first out basis, or market.

         PROPERTY AND EQUIPMENT

         Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets of five years.

         COMPUTER SOFTWARE

         Purchased computer software and internally developed computer software are amortized using the straight-line method over expected useful lives of five years.

         The Company's policy is to capitalize costs for internally developed software only after technological feasibility has been established. The Company expenses as research and development all costs associated with establishing technological feasibility.

                         SUNTECH PROCESSING SYSTEMS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         DUE TO CUSTOMERS

         Cash dispensed from ATMs, along with applicable surcharge and interchange amounts connected with each ATM transaction, settle on a daily basis into a Company bank account. These funds belong to owners of each ATM and, as such, create a liability to the Company. Due to Customers is shown as an offsetting liability to certain cash in the Company's bank accounts. Dispense cash and surcharge fees are returned to the customer on a daily basis using the automated clearing house
         (ACH) network. Interchange fees accumulate in the due to customers account and are returned to customers at the end of each month.

         REVENUE RECOGNITION

         EFT processing revenues are recorded as services are performed. Lease revenues are earned under month to month agreements. Licensing revenues are earned monthly according to terms of licensing agreements. Revenues earned from the Company's two largest customers comprise 84% of revenues for the year ended December 31, 1997.

         ADVERTISING COSTS

         All nondirect-response advertising costs are expensed as incurred. Advertising costs were $162,619 for 1997.

         INCOME TAXES

         Under present income tax laws, the Company is not subject to Federal income taxes; therefore, no Federal taxes have been provided in the accompanying financial statements. The members include their respective share of Company income or losses in their individual Federal income tax returns.

3.       RELATED PARTY TRANSACTIONS

         The Company has a note receivable from the majority member in the amount of $700,000. This note bears interest at Libor plus 1% and is payable on demand. The Company considers the note receivable a short-term investment vehicle for its excess operating funds.

                         SUNTECH PROCESSING SYSTEMS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

3.       RELATED PARTY TRANSACTIONS, CONTINUED

         The Company leases its workforce from its majority member. The Company reimburses the member for the exact amount of salaries, wages, benefit costs, and payroll taxes incurred bi-weekly. The Company's leased workforce also participate in the member's Employee Stock Ownership and Savings Plan ("Plan"). The Plan requires the Company to contribute 3% of the participants' compensation and match one-half of the participants' contributions up to 6% of the participant's compensation. Contributions by the Company for 1997 totaled $53,711.

         The Company also provided ATM processing services for CDS through July 1997.

4.       PROPERTY AND EQUIPMENT

         The major categories of property and equipment are summarized as follows:


                                                                 December 31, 1997
                                                                 -----------------
             Office and computer equipment, furniture
                 and fixtures                                       $   712,540
             Automated teller equipment                                  93,057
             Equipment leased to customers                              489,181
             Leasehold Improvements                                      74,553
                                                                    -----------
                                                                      1,369,331
             Less accumulated depreciation and amortization            (392,096)
                                                                    -----------

                                                                    $   977,235
                                                                    -----------
                                                                    -----------



5.       COMPUTER SOFTWARE DEVELOPMENT

         As of December 31, 1997, the Company had capitalized $641,281 of costs associated with the development of software and hardware that had been determined to be technologically feasible. Accumulated amortization as of December 31, 1997 was $140,846.

6.       COMMITMENTS

         OPERATING LEASE

         The Company has entered into operating lease agreements for its office facility and office equipment. Rent expense was $105,559 for the year ended December 31, 1997. A summary of the lease commitments under noncancelable operating leases at December 31, 1997, is as follows:

                         SUNTECH PROCESSING SYSTEMS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

6.       COMMITMENTS, CONTINUED


                  Year Ending
                  December 31,
                  ------------
                     1998                   $    125,737
                     1999                        130,245
                     2000                         97,557
                     2001                         23,165
                     2002                          9,652
                                          --------------

                                             $   386,356
                                          --------------
                                          --------------



         COMPENSATION AGREEMENT

         The Company has an obligation for $182,500 under a consulting agreement with its former president. This liability is included in accrued expenses at December 31, 1997 and is due in equal monthly installments through October 1998.

7.       SUBSEQUENT EVENTS

         On February 27, 1998, the Company sold certain assets and related liabilities to Transaction Network Services, Inc. ("TNS") for $17,500,000 composed of $12,250,000 in cash and 287,474 shares of TNS common stock.

         The Company, after the sale of net assets to TNS, has funds available to retire both its and CDS' Class A preferred interests. The total amounts necessary for the Company and CDS to pay off their Class A preferred interest holders under the Memorandum discussed in Note 1 at March 31, 1998, were approximately $2,000,000 and $9,700,000, respectively. The Company's minority owner, however, has filed suit against the Company, its majority owner and another related party over how sales proceeds are to be distributed and whether any sales proceeds are to be available to CDS. The Company intends to vigorously contest allegations made by its minority owner. Part of the Company's defense may include allegations of fraud against the minority owner for actions it took while managing the Company from January to October 1997. Legal counsel is unable to express an opinion regarding the outcome of this case. Accordingly, no sales proceeds have been distributed by the Company.

         CDS also reserves the right to claim up to $800,000 against the Company for cash dispensed from ATMs plus applicable surcharge and intercharge amounts connected with ATM transactions. CDS has not asserted a claim, but may do so if CDS and the Company are unsuccessful at defending the claims made by their minority member.

         At December 31, 1997, the Company did not reflect any assets or liabilities relative to liquidating distributions in dispute.

PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma financial statements gives effect to the SunTech Processing Systems LLC ("SunTech") acquisition for consideration of cash of $12,250,000 and the issuance of 287,474 shares of the Company's common stock (including 211,500 shares from treasury) valued at $5,250,000. The unaudited pro forma balance sheet gives effect to the acquisition as if it had occurred on December 31, 1997. The unaudited pro forma statement of operations gives effect to the acquisition as if it had occurred on January 1, 1997.
         Prior to the acquisition, SunTech primarily was engaged in the business of providing transaction processing services for automated teller machines ("ATMs") and developing additional communications technologies for ATMs. The Company acquired the dial-up ATM transaction processing segment of SunTech and SunTech's proprietary host-interface processing ("HIP") technology segment which allows for leased line ATMs to be converted into dial-up ATMs. The Company is in the process of negotiations for the potential disposition of Suntech's processing segment. As a result, the net assets of the processing segment are segregated as "Assets Held for Sale" in the accompanying pro forma financial statements. The fair value allocated to the assets held for sale includes the anticipated net operating results to be derived from these operations while owned by the Company. Amounts allocated to intangible assets (including customer contracts, non-compete agreements, software and goodwill) in the purchase accounting are being amortized on a straight-line basis over periods ranging from 2 to 10 years. The results of the HIP technology segment are included in the consolidated financial statements since the date of acquisition.
         The acquisition has been accounted for by the purchase method of accounting. The purchase price has been allocated on a preliminary basis to the assets to be acquired based upon the estimated value of such assets. The unaudited pro forma financial statements do not purport to represent what the Company's results of operations or financial position actually would have been had the acquisition occurred on the dates specified, or to project the Company's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information. In the opinion of management all adjustments have been made that are necessary to present fairly the unaudited pro forma financial statements.

TRANSACTION NETWORK SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 1997
(IN THOUSANDS)



                                                     TNS             SUNTECH           ADJUSTMENTS                 PRO FORMA
                                                ----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
             Cash and cash equivalents              $  18,516          $  794          ($12,250) (B)               $  6,273
                                                                                           (787) (I)
             Short-term investments                     9,899                                                         9,899
             Accounts receivable, net                  10,618             465              (305) (I)                 10,778
             Other current assets                       1,453             184                                         1,637
                                                -----------------------------------                             ----------------
                  Total current assets                 40,486           1,443                                        28,587
                                                -----------------------------------                             ----------------
EQUIPMENT, at cost:
             Equipment, net                            20,589             977              (811) (I)                 20,755
INTANGIBLE ASSETS:
             Software and intangibles,net               9,377             501             9,042  (D)                 18,505
                                                                                           (415) (I)
OTHER ASSETS                                            1,327               4               (24) (I)                  1,307
ASSETS HELD FOR SALE                                      --                              8,250  (I)                  8,250
LONG-TERM INVESTMENTS                                   4,330                                                         4,330
                                                -----------------------------------                             ----------------

                    Total Assets                      $76,109          $2,925                                       $81,734
                                                -----------------------------------                             ----------------
                                                -----------------------------------                             ----------------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
             Accounts payable and accrued expenses     $7,256            $968             ($593) (I)                $ 7,631
OTHER                                                     378                                                           378
                                                -----------------------------------                             ----------------
                  Total Liabilities                     7,634             968                                         8,009
                                                -----------------------------------                             ----------------
EQUITY:
             Common stock                           $     125                                 1 (C)                     126
             Additional paid-in capital                51,292                             2,758 (C)                  54,050
             Treasury stock                            (2,491)                            2,491 (C)                      --
             Unearned compensation                        (46)                                                          (46)
             Retained earnings                         19,658                                                        19,658
             Members' equity                               --           1,957            (1,957)(E)                      --
             Foreign currency translation                 (63)                                                          (63)
                                                 -----------------------------------                            -----------------
                   Total equity                        68,475           1,957                                        73,725
                                                -----------------------------------                             ----------------
                   Total liabilities and equity       $76,109          $2,925                                       $81,734
                                                -----------------------------------                             ----------------
                                                -----------------------------------                             ----------------


TRANSACTION NETWORK SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)


                                                              TNS             SUNTECH        ADJUSTMENTS         PRO FORMA
                                                    --------------------------------------------------------------------------------
Revenues                                                     $63,344            $4,668        ($780) (A)             $ 62,885
                                                                                             (4,347) (I)
Cost of network services                                      35,322               982         (780) (A)               34,661
                                                                                               (863) (I)
                                                    -----------------------------------                      -----------------
Gross profit                                                  28,022             3,686                                 28,224
                                                    -----------------------------------                      -----------------
Other operating expenses:
             Engineering & development                         3,431               370         (321) (I)                3,480
             Selling, general & administrative                 7,941             3,325       (2,888) (I)                8,378
             Depreciation                                      4,793               139         (121) (I)                4,811
             Amortization of intangibles                       1,570               157        1,134  (F)                2,725
                                                                                               (136) (I)
                                                    -----------------------------------                      -----------------
                    Total other operating expenses            17,735             3,991                                 19,394
                                                    -----------------------------------                      -----------------
Income (loss) from operations                                 10,287             (305)                                  8,830
Interest income & other                                        1,939             (136)         (674) (G)                1,247
                                                                                                118  (I)
                                                    -----------------------------------                      -----------------
Income (loss) before provision for income taxes               12,226             (441)                                 10,077
Provision for income taxes                                     4,840                           (849) (H)                3,991
                                                    -----------------------------------                      -----------------

Net (loss) income                                             $7,386            ($441)                                 $6,086
                                                    -----------------------------------                      -----------------
                                                    -----------------------------------                      -----------------

Diluted earnings per common share                              $0.59                                                    $0.47
Basic earnings per common share                                $0.60                                                    $0.49


    EXPLANATORY NOTES TO PRO FORMA FINANCIAL STATEMENTS
    ---------------------------------------------------------------
(A) Represents the elimination of inter company sales from TNS to Suntech
(B) Represents the reduction in cash to complete the transaction
(C) Represents the issuance of stock to complete the transaction
(D) Represents the excess of cost over net assets of the HIP segment of Suntech Processing Systems LLC
(E) Represents elimination of the historical equity balances of Suntech Processing Systems LLC
(F) Represents amortization of the excess of cost over the net assets of the HIP segment
(G) Represents the reduction in interest income from the reduction in cash to complete the transaction
(H) Represents an adjustment to reflect the appropriate effective tax rate
(I) Represents the classification of the Processing segment of Suntech Processing Systems, LLC as an Asset Held for Sale

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSACTION NETWORK SERVICES, INC.

Dated:  May  12, 1998         By:      /s/ Thaddeus G. Weed
                                       --------------------
                                       Thaddeus G. Weed
                                       Chief Financial Officer and Treasurer